Exhibit 10.11

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

THIS SUPPLEMENTAL AGREEMENT is made on 20 January 2021

BETWEEN:

(1)	Landmark Medical Centre Sdn Bhd (registration no. 350925H) a company incorporated in Malaysia and having its business address at Unit 33B, Menara Landmark, No. 12 Jalan Ngee Heng, 80000 Johor Bahru, Johor, Malaysia (the “Company”);

(2)	The Founding Shareholders;

(3)	CytoMed Therapeutics Pte Ltd (registration no. 201808327H) a company incorporated in the Republic of Singapore and having its registered office at 21 Bukit Batok Crescent, #17-80 WCEGA Tower, Singapore 658065 (“CytoMed Singapore”) or its nominee(s); and

(4)	CytoMed Therapeutics (Malaysia) Sdn Bhd (registration no. 1074609M) a company incorporated in Malaysia and having its registered office at Room 503, 5th Floor Merlin Tower, Jalan Meldrum 80000, Johor Bahru, Johor, Malaysia (“CytoMed Malaysia”) or its nominee(s),

(collectively, the parties above shall be referred to as “Parties”, and each a “Party”).

WHEREAS:

(A)	The Parties had entered into an investment agreement dated 20 January 2020 (the “Investment Agreement”) pursuant to which CytoMed Singapore had agreed to subscribe for new shares in the Company, representing 20.0% of the total number of shares in the Company.

(B)	It is the intention of all Parties to develop the Company’s business and to list it on a public stock exchange.

(C)	The Parties have agreed to supplement the terms and conditions of the Investment Agreement upon the terms and conditions set out in this Supplemental Agreement.

IT IS HEREBY AGREED AS FOLLOWS:

1.	DEFINITIONS AND INTERPRETATIONS

1.1	Incorporation of Defined Terms

Terms defined in the Investment Agreement shall have the same meanings when used in this Supplemental Agreement, unless otherwise defined herein.

1.2	Interpretation

The rules of interpretation of the Investment Agreement shall apply to this Supplemental Agreement as if set out in this Supplemental Agreement save that references in the Investment Agreement to “this Agreement” shall be construed as references to this Supplemental Agreement.

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1.3	Clauses

Except where the contrary is stated, any reference to a Clause is to a clause of this Supplemental Agreement.

2.	AMENDMENTS TO THE INVESTMENT AGREEMENT

2.1	Amendment to Investment Agreement, Clause 1.1, Definitions, Permitted Purpose

The Parties hereby agree that Clause 1.1, the IPO retainer fee shall be deleted and the new Clause shall be amended to as follows :-

“Permitted Purpose” means only the Company’s capital expenditure for further development and commercialisation of the businesses of the Company and includes setting up of a CAR T-centric medical centre in Malaysia, purchase of new equipment, renovation of premises, hiring of medical personnel, funding of clinical trials in particular Investigator Initiated Trials (“IIT”) and its associated expenses such as attending doctors and nurses and hospital costs, administrative enhancements such as new website, engagement of independent accountants and managers. Without limiting the generality of the sentence before this, “Permitted Purpose” excludes investments in other companies, joint ventures or for the purchase of stock, bonds and shares whether or not on the capital markets;

2.2	Amendment to Investment Agreement, Clause 7.1, Undertakings of the Company; and Shareholders Agreement, Schedule 2, Clause 9.1(e), Undertakings of the Founding Shareholders and the Company

The Parties hereby agree that Clause 7.1 and Clause 9.1(e) shall be deleted in its entirety.

2.3	Amendment to Investment Agreement, Clause 7.2, Undertakings of the Company

The Parties hereby agree that Clause 7.2 shall be amended to remove the phrase “… and this right is valid until 31 December 2021.” to as follows :-

The Company shall give a right of first refusal to CytoMed Singapore to acquire the balance of shares which it does not own.

2.4	Amendment to Schedule 2, Shareholders Agreement, Clause 3, Share Transfer Pre-emptive Rights

To add Clause 3.7 – Parties agree to seek approval from each other for transfer of controlling shareholding in the Company.

2.5	Amendment to Schedule 2, Shareholders Agreement, Clause 5.1, Board Rights

The Parties agree to delete Clauses 5.1, 5.2, 5.3, 5.4 and 5.5 in their entirety.

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2.6	Amendment to Schedule 2, Shareholders Agreement, Clause 6, Information Rights

The Company shall provide financial information necessary in a timely manner to enable CytoMed Group to prepare its financial statements and relevant documents. Failure to do so may constitute an event leading to termination as provided in Clause 2.7 below in the Supplementary Agreement.

2.7	Amendment to Schedule 2, Shareholders Agreement, Clause 13(c), Termination,

The Parties hereby agree that Clause 13(c) shall be deleted in its entirety and substituted with the following:

The Parties agree that should this joint venture under the Investment Agreement fails to operate in the way it is intended, the relevant parties shall seek a mutually beneficial solution to cause a reversion to original status quo before the Investment Agreement.

3.	CONTINUING OBLIGATIONS

3.1	Incorporation

The Parties agree that the Investment Agreement and this Supplemental Agreement shall be read and construed as one document and this Supplemental Agreement is and shall be construed as an integral and inseparable part to the Investment Agreement. Unless the context otherwise requires, references in the Investment Agreement to ‘this Agreement’ shall be to the Investment Agreement as amended by this Supplemental Agreement.

3.2	Confirmation

Subject to the amendments contained or referred to in this Supplemental Agreement, the Investment Agreement and every clause thereof are hereby confirmed and shall continue to be in full force and effect and binding on the Parties save as amended and supplemented by this Supplemental Agreement.

4.	FURTHER ASSURANCE

The Parties shall do all acts and things necessary or desirable to give effect to the amendments made or to be made pursuant to this Supplemental Agreement.

5.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

A person who is not a party to this Supplemental Agreement shall have no right under the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore, to enforce any provision in this Supplemental Agreement.

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6.	GOVERNING LAW AND DISPUTE RESOLUTION

This Supplemental Agreement shall be governed by, and interpreted and construed in accordance with Malaysia law.

The Parties irrevocably agree that the courts of Malaysia shall have non-exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any disputes which may arise out of or in connection with this Agreement.

Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration in Malaysia in accordance with the Rules of Arbitration of the Asian International Arbitration Centre (“AIAC”) for the time being in force which rules are deemed incorporated by reference into this Clause.

The tribunal shall consist of 1 arbitrator to be appointed by the Chairman of the AIAC. The language of the arbitration shall be English.

7.	MISCELLANEOUS

7.1	If any term of provision in this Supplemental Agreement shall in whole or in part be held to any extent to be illegal or unenforceable under any enactment or rule of law, that term or provision or part shall to that extent be deemed not to form part of this Supplemental Agreement and the enforceability of the remainder of this Supplemental Agreement shall not be affected.

7.2	In the event of any conflict or discrepancy between the provisions of the Investment Agreement and any of the provisions of this Supplemental Agreement, the provisions of this Supplemental Agreement shall prevail for the purposes of interpretation and enforcement of this Supplemental Agreement.

7.3	Save as otherwise amended and varied by this Supplemental Agreement, the variation and extension in this Supplemental Agreement does not affect any of the rights, title, interest, benefits, obligations and liabilities of the parties in the Supplemental Agreement.

8.	COUNTERPARTS

This Supplemental Agreement may be signed in any number of counterparts, all of which taken together and when delivered to the Parties shall constitute one and the same instrument. Any Party may enter into this Supplemental Agreement by signing any such counterpart.

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IN WITNESS WHEREOF, the Parties have duly executed this Supplemental Agreement on the date set forth above.

The Company

Signed by	)	/s/ Lucas Luk Tien Wee
Lucas Luk Tien Wee	)
for and on behalf of	)
LANDMARK MEDICAL CENTRE SDN BHD	)

in the presence of : -

[*****]

Witness

Name: [*****]

Identification No.: [*****]

Founding Shareholders

Signed by

Ong Ah Huay	)	/s/ Ong Ah Huay

[*****]

Witness

Name: [*****]

Identification No.: [*****]

Signed by

Lucas Luk Tien Wee	)	/s/ Lucas Luk Tien Wee

[*****]

Witness

Name: [*****]

Identification No.: [*****]

Signed by

Lincoln Luk Tien Wen	)	/s/ Lincoln Luk Tien Wen

[*****]

Witness

Name: [*****]

Identification No.: [*****]

Signed by

Louisa Luk Tien Sze	)	/s/ Louisa Luk Tien Sze

[*****]

Witness

Name: [*****]

Identification No.: [*****]

CytoMed Singapore

Signed by
	)	/s/ CHOO CHEE KONG
CHOO CHEE KONG	)
for and on behalf of	)
CYTOMED THERAPEUTICS PTE LTD	)
in the presence of : -

[*****]

Witness

Name: [*****]

Identification No.: [*****]

CytoMed Malaysia

Signed by
	)	/s/ TAN YOONG YING
TAN YOONG YING	)
for and on behalf of	)
CYTOMED THERAPEUTICS (MALAYSIA) SDN BHD	)

[*****]

Witness

Name: [*****]

Identification No.: [*****]

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